Exhibit 10.16.1

Hartford Loan No.  BHM0J5QN8

PROMISSORY NOTE

$30,000,000.00                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                              August 4, 2010

For value received, MISSION WEST PROPERTIES, L.P. and MISSION WEST PROPERTIES, L.P. I, , each a Delaware limited partnership (collectively, “Borrower”), jointly and severally promise and agree to pay to the order of HARTFORD LIFE INSURANCE COMPANY, a Connecticut corporation (“Lender”), in lawful money of the United States of America, the principal sum of THIRTY MILLION and 00/100 Dollars ($30,000,000.00) or so much thereof as may be outstanding under the Fixed Rate Term Loan Agreement of even date herewith among Borrower, Lender and Hartford Life and Accident Insurance Company (the “Loan Agreement”), with interest on the unpaid principal sum owing thereunder at the rate or rates or in the amounts computed in accordance with the Loan Agreement, together with all other amounts due Lender under the Loan Agreement, all payable in the manner and at the time or times provided in the Loan Agreement.  Capitalized terms used herein, but not defined, shall have the meanings assigned to them in the Loan Agreement.

If not sooner due and payable in accordance with the Loan Agreement, Borrower shall pay to Lender all amounts due and unpaid under the Loan Agreement on September 1, 2030, or on any earlier Maturity Date as set forth in the Loan Agreement.  Unless otherwise specified in writing by Lender, all payments hereunder shall be paid to Lender at the office or other location as Lender may hereafter designate from time to time.  Lender reserves the right to require any payment on this Note, whether such payment is a regular installment, prepayment or final payment, to be by wired federal funds or other immediately available funds.

Borrower, co-makers, sureties, endorsers and guarantors, and each of them, expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of collateral at any time existing in connection herewith; such parties are and shall be jointly, severally, directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

This Note evidences all advances of the principal amount hereof made, interest due and all amounts otherwise owed to Lender under the Loan Agreement.  This Note is secured by the liens and security interests created under the Loan Documents (including those arising under the Mortgage).  Reference is made to the Loan Agreement for provisions relating to repayment of the indebtedness evidenced by this Note, including mandatory repayment, acceleration following default, late charges, default rate of interest, limitations on interest, restrictions on prepayment, and participation interest (if any).

Borrower’s liability hereunder is subject to the limitation on liability provisions of Article 10 of the Loan Agreement.  This Note has been executed and delivered in and shall be construed in accordance with and governed by the laws of the State of California and of the United States of America.

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IN WITNESS WHEREOF, this Note has been executed by Borrower and is effective as of the day and year first above written.

MISSION WEST PROPERTIES, L.P.,
a Delaware limited partnership

By:          Mission West Properties, Inc.
a Maryland corporation
its general partner

By:           /s/ Raymond V. Marino
Name:  Raymond V. Marino
Title:  President & COO

MISSION WEST PROPERTIES, L.P. I,
a Delaware limited partnership

By:          Mission West Properties, Inc.
a Maryland corporation
its general partner

By:           /s/ Raymond V. Marino
Name:  Raymond V. Marino
Title:  President & COO

[Signature Page to $30,000,000.00 Promissory Note]